UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2014, OPKO Health, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals and corresponding votes.

1.	All ten nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld
Phillip Frost, M.D.	252,308,561	14,282,289
Jane H. Hsiao, Ph.D.	247,732,542	18,858,308
Steven D. Rubin	245,882,802	20,708,048
Robert A. Baron	263,825,181	2,765,669
Thomas E. Beier	255,927,907	10,662,943
Dmitry Kolosov	264,542,320	2,048,530
Richard A. Lerner, M.D.	264,415,310	2,175,540
John A. Paganelli	255,991,073	10,599,777
Richard C. Pfenniger, Jr.	264,345,443	2,245,407
Alice Lin-Tsing Yu, M.D., Ph.D.	246,350,609	20,240,241

2.	The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say On Pay”) as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related information found in the proxy statement. The votes on this proposal were as follows:

For	Against	Abstain
255,718,117	10,177,027	569,599

There were no broker non-votes for either proposal. No other matters were considered or voted upon at the Annual Meeting.

ITEM 7.01.	Regulation FD Disclosure.

On June 12, 2014, the Company held its Annual Meeting of Stockholders. Copies of the Company’s Renal, Diagnostics, and API Division’s presentations presented at the Annual Meeting are furnished with this Current Report on Form 8-K as Exhibits 99.1, 99.2, and 99.3, respectively.

Statements made in the presentations which are not historical are forward-looking statements that reflect management’s current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibits 99.1, 99.2, and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act, unless expressly stated otherwise.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Renal Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.

99.2	Diagnostics Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.

99.3	API Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Date: June 17, 2014	By	/s/ Adam Logal
	Name:	Adam Logal
	Title:	Senior. Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Renal Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.

99.2	Diagnostics Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.

99.3	API Division Presentation – 2014 Annual Meeting of Stockholders held June 12, 2014.